UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                          September 30, 2008

Pacific State Bancorp
(Exact name of registrant as specified in its charter)

California	0-49892	61-1407606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1899 W. March Lane Stockton, California	95207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (209) 870-3214

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  – Corporate Governance and Management

Item 5.02Departure of Directors or Principal Officers; Appointment of PrincipalOfficers.

On September 30, 2008, the Company announced the appointment of Justin Garner as the Company’s Interim Chief Financial Officer, replacing the Company’s previous Chief Financial Officer JoAnne Roberts, who passed away unexpectedly on September 1.

Mr. Garner has served as the Company’s Vice President - Controller since he joined the Company in January 2008, and he was previously the Assistant Vice President and Assistant Controller/Interim Controller of County Bank in Merced, California.  Mr. Garner has earned a bachelor’s degree in business finance and a master’s degree in business administration from California State University Stanislaus.  Mr. Garner is also a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific State Bancorp
(Registrant)

Date:  September 30, 2008                                                                                                By:/S/ Steven A. Rosso
Steven A. Rosso
Chief Executive Officer